LOANS AND BORROWINGS - Summary of Lease liabilities (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Amounts recognized in profit or loss
Interest on lease liability	$ 9,852	$ 5,429	$ 2,881
Interest on convertible notes	2,785	0	0
Expenses relating to short-term leases and low value leases	1,793	357	376
Expenses of lease liabilities	14,430	5,786	3,257
Amount recognized in the statement of cash flows
Total cash outflow for leases	(12,927)	(7,679)	(3,680)
Proceeds from the issuance of convertible notes net of cost	$ 309,550	$ 0	$ 0